SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            August 15, 2000
                                                ---------------------------



                             Hawks Industries, Inc.
                    -----------------------------------
               (Exact name of registrant as specified in its charter)


           Wyoming                  0-5781                  83- 0211955
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(State or other jurisdiction     (Commission           IRS Employer
of incorporation )               File Number)          Identification No.)


       913 Foster Road, Casper, Wyoming                        82601
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(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code       (307) 234-1593
                                                   --------------------



                               N/A
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   (Former name or former address, if changed since last report.)



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                            Form 8-K Current Report


Item 1.    Change in Control of Registrant

          On August 15, 2000, Registrant completed a private placement of its securities in accordance with the terms and conditions provided in the June 10, 1999 Agreement as amended which was previously filed with the SEC. The private placement resulted in a consideration paid to the Registrant of $33,000,000 for 22,171,876 shares of its $0.01 par value common stock. The 22,171,876 shares were distributed as follows:

Purchasers                              Number of                Percentage
----------                              ----------               ----------
                                        Shares                   Ownership
                                        ------                   ---------

Universal Equities Consolidated, LLC    11,085,938                   47.5%

Thorntree Resources, LLC                11,085,938                   47.5%
                                        ----------                   -----

Total                                   22,171,876                   95.0%

     As a result of this transaction, control of the Registrant is now held by Universal Equities Consolidated, LLC and Thorntree Resources, LLC. The principals of Universal Equities Consolidated, LLC are Vincent P. Iannazzo and Milton E. Stanson. The principal of Thorntree Resources, LLC is David H. Peipers.

Item 2.   Disposition of Assets

     On August 15, 2000, Registrant completed the terms of its June 9, 1999 Agreement to exchange certain assets of the Registrant for Bruce A. Hinchey, James E. Meador, Jr. and Anne D. Zimmerman Revocable Trust dated November 14, 1991 (collectively "Shareholders") shares of common stock.

     As a result, the Registrant received 345,211 shares of its $0.01 par value common stock for the following assets:

     1. All of Hawks' stock and ownership in Western Environmental Services and Testing, Inc. along with its subsidiaries.
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     2.   All of Hawks' stock and ownership in Central Wyoming Properties, Inc.

     3.   Certain of Hawks' royalty and overriding royalty interests.

     4.   $100,000 of W.E.R.C. preferred stock.

     The asset transaction was approved by the Registrant shareholders at its July 26, 2000 shareholder meeting.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Hawks Industries, Inc.


                                   By:  /S/ Bruce A. Hinchey
                                      ----------------------
                                   Bruce A. Hinchey, President

Dated: August 16, 2000
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